UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 03, 2022

CRYO-CELL INTERNATIONAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40767	22-3023093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Brooker Creek Blvd.
Oldsmar, Florida		34677
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 813 749-2100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CCEL	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 3, 2022, the Company held its Annual Meeting of Stockholders. At the Annual Meeting, stockholders considered the election of four directors, the ratification of the Company's independent registered accountants, the approval of a non-binding advisory resolution regarding the compensation of the Company's named executive officers, the approval of a non-binding advisory vote on the frequency at which the Company should include an advisory vote regarding the compensation of the Company's named executive officers and the approval of the 2022 Equity Incentive Plan.

The final result of the stockholder vote was certified on October 3, 2022 and is as follows:

1. To consider the election of four individuals to the Company's Board of Directors.

David Portnoy

For 3,973,375

Withhold 2,005,609

Harold Berger

For 3,844,222

Withhold 2,134,762

Mark Portnoy

For 3,824,580

Withhold 2,154,404

Daniel Mizrahi

For 4,244,731

Withhold 1,734,253

2. The ratification of appointment of WIPFLI LLC as the Company's independent registered public accounting firm for the fiscal year ending November 30, 2022.

For Against Abstain

4,557,636 128,724 1,292,624

3. The approval of a non-binding advisory resolution regarding the compensation of the Company's named executive officers.

For Against Abstain

3,554,614 2,422,749 1,621

4. The approval of a non-binding advisory vote on the frequency at which the Company should include an advisory vote regarding the compensation of the Company's name executive officers.

Every One Year Every Two Years Every Three Years Abstain Shares with no vote indication

2,967,372 82,134 2,772,001 120,669 36,808

5. The approval of the 2022 Equity Incentive Plan.

For Against Abstain

3,539,094 2,438,414 1,476

6. Authorization to vote the proxies upon other business properly coming before the Meeting or any adjournments or postponements thereof.

For Against Abstain

3,037,954 2,036,010 905,020

.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cryo-Cell International, Inc.

Date:	October 5, 2022	By:	/s/ David Portnoy
David Portnoy, Chairman and Co-CEO